                                 FIRST AMENDMENT
                          TO SOFTWARE LICENSE AGREEMENT


                                                              April 8, 2002

A.B. Watley Group Inc. ("WATLEY") and E*TRADE Group, Inc. ("E*TRADE") hereby agree to amend the Software License Agreement dated November __, 2000 between E*TRADE and Watley (the "SOFTWARE LICENSE AGREEMENT"), effective immediately, as follows.

The first three sentences of Section 1(a) are deleted and replaced with:

         Upon the terms and conditions contained in this Agreement, Watley grants to E*TRADE and E*TRADE's Affiliates a limited, worldwide, perpetual, irrevocable, fully paid-up license to use the Software (as hereinafter defined) on E*TRADE's and E*TRADE's Affiliate's servers and to sublicense object code versions of the Software to, and make object code versions of the Software available through E*TRADE's service offerings for use only by, Authorized Users. An "Authorized User" is an E*TRADE customer who has been sublicensed by E*TRADE to use object code versions of the Software.

Section 1(b) is deleted and replaced with:

         The Software will be provided to E*TRADE in object code and source code versions, along with any documentation related thereto.

Sections 1(d)(i) and 1(d)(iv) are deleted. Section 1(d) is amended to further include:

         To the extent that E*TRADE allows a third party to access source code included in the Software, such access shall be governed by the provisions of Section 16.

Section 1(e) is deleted.

Section 1(f) is deleted and replaced with:

         E*TRADE acknowledges and agrees that, as between Watley and E*TRADE, Watley owns the Software (including the source code thereof) and the ideas, methods of operation, processes, know-how and intellectual property rights, including without limitation, all patent, copyright, trade secret and trademark rights, associated therewith, as well as any and all derivative works related thereto created by or on behalf of Watley and, other than as expressly set forth in this Agreement, E*TRADE further acknowledges and agrees that it has no interest whatsoever therein. Watley acknowledges and agrees that, as between Watley and E*TRADE, E*TRADE owns all derivative works in the Software (including the source code thereof) created by or on behalf of E*TRADE and the ideas, methods of operation, processes, know-how and intellectual property rights, including without limitation, all patent, copyright, trade secret and trademark rights, associated therewith, as well as any and all derivative works related thereto created by or on behalf of E*TRADE and Watley further acknowledges and agrees that it has no interest whatsoever therein.

Section 1(g) is deleted.

Section 2(a) is deleted and replaced by:

                  "Software" includes the object code and source code versions, as well as any documentation related thereto, of:

                  (A) the current version of the E*TRADE Pro platform;

                  (B) the current version of the Watley UltimateTrader platform; and

                                                               EXECUTION DRAFT

                  (C) the current version of the Watley UltimateTrader platform (which includes such features as Comtex news, hot keys, the Island and Arca ECN books, order entry window/level II window, improved chart studies/improved performance, market ticker, high and low ticker, position ticker and export order status, as such features currently exist) modified to include the features and customizations by Watley for E*TRADE included in the current version of the E*TRADE Pro platform.

Section 3 is deleted and replaced with:

         This Agreement shall become effective as of the date first above written and shall remain in effect in perpetuity (the "TERM"), unless earlier terminated in accordance with the provisions of Section 4.

Sections 4(a) and (b) are deleted.

Section 5 is deleted and replaced with:

         (a) In consideration for the license and the Transition (as defined in Section 13 hereof) provided hereby,

                  (i) Upon delivery of the source code for the customized version of the UltimateTrader platform provided for by Section 13(c)(1)(C), E*TRADE will pay Watley $1,000,000.

                  (ii) Upon successful completion of the Transition as determined in the reasonable judgment of E*TRADE, E*TRADE agrees to: (i) issue to Watley $2,400,000 of shares of the common stock, par value $.01 per share, of E*TRADE (the "SHARES"), with the number of such Shares to be issued determined by dividing $2,400,000 by the average closing price for the shares on the New York Stock Exchange for the ten trading days prior to the completion of the Transition and (ii) pay Watley $1,000,000.

                  (iii) Any dispute with respect to successful completion of the Transition as determined in the reasonable judgment of E*TRADE shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Three arbitrators shall be selected. Each party shall select one arbitrator and the two chosen arbitrators shall select the third arbitrator or, failing agreement on the selection of the third arbitrator, the American Arbitration Association shall select the third arbitrator. Unless otherwise agreed by the parties, arbitration will take place in New York City, New York. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s).

                   (iv) Payments made to date (including the payment for February 2002) made by E*TRADE to Watley shall not be refunded.

         (b)  Investment Representations of Watley.

                           Watley hereby represents and warrants that it is an accredited investor within the meaning of Regulation D prescribed by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT"), and that it is acquiring the Shares for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. Watley understands that the transaction in which Watley is receiving the Shares has not been registered under the Securities Act, that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available, and that the certificates representing the Shares shall bear an appropriate legend to such effect.

         (c)  Registration Rights with respect to the Shares.

                     (i) From and after the date that the Shares are issued to Watley (the "ISSUE DATE"), E*TRADE agrees to use reasonable efforts to file a registration statement (the

                                                                EXECUTION DRAFT

                           "REGISTRATION STATEMENT") with the SEC to effect the registration under the Securities Act of the resale by Watley of the Shares (together with any shares of E*TRADE common stock issued in connection with any stock dividend, split, combination or recapitalization on, of or with respect to such Shares, collectively, the "REGISTRABLE SHARES"), and to respond promptly to any and all comments made by the staff of the SEC to such Registration Statement so as to cause the Registration Statement to be declared effective by the SEC, subject to the provisions of subsection (c)(ix) below. E*TRADE will use reasonable efforts to file the Registration Statement not later than thirty (30) days after the Issue Date.

                    (ii) E*TRADE agrees that the Registration Statement shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The financial statements of E*TRADE included in the Registration Statement or incorporated by reference therein will comply as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto, and will be prepared in accordance with GAAP consistently applied during the periods involved (except as may be otherwise indicated in the financial statements or the notes thereto or, in the case of unaudited interim statements, as permitted by the SEC) and fairly present the financial position of E*TRADE at the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to immaterial year-end adjustments).

                    (iii) E*TRADE shall prepare and file with the SEC, as promptly as is commercially reasonably practicable, such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective during the Registration Period, and, during such period, to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement.

                    (iv) E*TRADE shall furnish to Watley promptly after the same is prepared and filed with the SEC, one copy of the Registration Statement and any amendment thereto and each preliminary prospectus and each amendment or supplement thereto; (B) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice to Watley stating that the Registration Statement or amendment has been declared effective; and (C) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Watley may reasonably request in order to facilitate the disposition of the Registrable Shares owned by Watley.

                     (v) E*TRADE shall use reasonable efforts to cause all Registrable Shares to be listed on each national securities exchange or quotation service on which securities of the same class or series issued by E*TRADE are then listed.

                     (vi) As promptly as practicable after becoming aware of such event, E*TRADE shall notify Watley of the happening of any event, of which E*TRADE has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use reasonable efforts to promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to Watley as it may reasonably request.

                                                                EXECUTION DRAFT

                    (vii) E*TRADE shall use reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order as soon as practicable (including in each case by amending or supplementing the Registration Statement) and to notify Watley of the issuance of such order and the resolution thereof, and if the Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to Watley as it may reasonably request.

                    (viii) E*TRADE will keep the Registration Statement
                           effective until the earlier of (A) such date as all of the Registrable Shares have been resold or (B) two years from the date such Registration Statement is declared effective by the SEC (the "REGISTRATION PERIOD").

                    (ix) Without limiting the generality of subsections (vi) and (vii) above, E*TRADE may defer filing of the Registration Statement or refuse to permit Watley to resell any Registrable Shares pursuant to the Registration Statement at any time if E*TRADE determines in good faith that such a sale would be in violation of the requirements of the Securities Act and the regulations promulgated by the SEC thereunder or there exists at the time material non-public information relating to E*TRADE which, in the business judgment of E*TRADE, should not be disclosed. E*TRADE shall not under any circumstances be entitled to exercise its right to defer filing of the Registration Statement or suspend sales under this subsection more than two times in any twelve
                           (12)-month period, and the period during which the Registration Statement under this subsection may be withdrawn shall not exceed 90 days each such time.

                    (x) Watley agrees that, upon receipt of any notice from E*TRADE of the happening of any event of the kind described in (vi), (vii) or (ix) above, Watley will immediately discontinue disposition of the Registrable Shares pursuant to the Registration Statement until Watley's receipt of the copies of the supplemented or amended prospectus contemplated by
                           (vi), (vii) or (ix) above, if so directed by E*TRADE, Watley shall deliver to E*TRADE or destroy (and deliver to E*TRADE a certificate of destruction) all copies in Watley's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

                    (xi) Watley agrees that E*TRADE shall not be required to conduct an underwritten offering and that any sales of Registerable Shares shall be made through E*TRADE Securities Inc., provided that no commission shall be payable by Watley in connection with such sales.

                    (xii) Watley, by its acceptance of the Registrable Shares, agrees to cooperate with E*TRADE as reasonably requested by E*TRADE in connection with the preparation and filing of the Registration Statement, unless Watley has notified E*TRADE in writing of its election to waive the obligations of E*TRADE with respect to the Registration Statement, including without limitation that (A) Watley will provide E*TRADE all information and statements about or pertaining to Watley, and shall execute such documents in connection with such registration as E*TRADE may reasonably request, on such timely basis as is reasonably deemed by E*TRADE to be necessary or appropriate for the Registration Statement or to comply with applicable requirements of the National Association of Securities Dealers or other applicable regulatory requirements, and (B) Watley will furnish promptly to E*TRADE in writing all information required from time to time to be disclosed in order to make the information previously furnished to E*TRADE by Watley not misleading. E*TRADE shall have no obligation to register the resale of the Registerable Shares or to cause or maintain the effectiveness of the Registration Statement unless Watley complies with the terms hereof.

                    (xiii) E*TRADE pay all Registration Expenses (as defined
                           below) in connection with any registration, qualification or compliance hereunder, and Watley shall pay all Selling

                                                               EXECUTION DRAFT


                           Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Registrable Shares to be resold by Watley. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by E*TRADE in complying with the registration provisions set forth herein, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for E*TRADE, blue sky fees and expenses and the expense of any special audits incident to or required in connection with any such registration. "Selling Expenses" shall mean selling commissions, underwriting fees, expenses of counsel to Watley and stock transfer taxes applicable to the Registrable Shares.

Section 6(c) is amended by deleting the first sentence thereof and replacing such first sentence with:

         E*TRADE will have sole responsibility for obtaining the third-party software licenses needed to host the Software specified as follows:
         Oracle 8i, BEA Tuxedo, BEA Jolt, Veritas, Sonic Software Sonic MQ, Rogue Wave Tools.H++, Tools.H++ Professional and Threads.H++.


Section 7 is deleted.

Section 8(c) is deleted and replaced with:

         EXCEPT FOR BREACHES OF SECTION 16, NEITHER PARTY SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATING TO THE LICENSING, DESIGN, MANUFACTURE, INSTALLATION OR USE OF THE SOFTWARE, WHETHER DUE TO NEGLIGENCE OR ANY OTHER CAUSE INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF DATA OR GOODWILL, OR THE COST OF PROCUREMENT OF SUBSTITUE GOODS. EXCEPT IN THE EVENT OF E*TRADE'S VIOLATION OF WATLEY'S INTELLECTUAL PROPERTY RIGHTS IN AND TO THE SOFTWARE (INCLUDING, WITHOUT LIMITATION, E*TRADE'S WILLFULL BREACH OF THE RESTRICTIONS ON SUBLICENSING THE SOFTWARE AND E*TRADE'S BREACH OF SECTIONS 1(d), 11 OR 16 HEREOF), EITHER PARTY'S LIABILITY TO THE OTHER FOR ANY CLAIMS HEREUNDER SHALL BE LIMITED TO THE AGGREGATE CONSIDERATION PAID WATLEY BY E*TRADE.

Section 8(d) is deleted.

Section 9 is deleted.

Section 10 is deleted.

Section 11 is deleted and replaced with:

         E*TRADE shall not remove or otherwise change any terms of the End-User Agreement or the copyright notice contained in the Software without the prior written consent of Watley, provided that E*TRADE may include in the Software a copyright notice with respect to any additions to or modifications of the Software created by or on behalf of E*TRADE. Notwithstanding the foregoing, the Software shall not feature or display any trademarks, service marks or trade names of Watley unless approved in advance and in writing by E*TRADE.

Section 13(a) is amended to further include:

         Watley shall not be responsible for providing Maintenance and Support Services in connection with derivative works based on the Software made by E*TRADE.

Section 13 is amended to further include:

                                                               EXECUTION DRAFT

         (c)

         (1) Watley and E*TRADE shall each use reasonable best efforts to effect the following transition (the "Transition"):

                  (A) provide on the date hereof copies of and familiarize E*TRADE personnel with the source code and operation of the current version of the E*TRADE Pro platform based on the Software;

                  (B) on the date hereof, provide E*TRADE with copies of the source code of the current version of the Watley UltimateTrader platform;

                  (C) within sixty (60) days of the date hereof, customize the current version of the UltimateTrader platform (which includes such features as Comtex news, hot keys, the Island and Arca ECN books, order entry window/level II window, improved chart studies/improved performance, market ticker, high and low ticker, position ticker and export order status, as such features currently exist) to include those features unique to the current version of the E*TRADE Pro platform (including removing Times Ten and replacing it with Oracle) and provide copies of and familiarize E*TRADE personnel with the source code and operation of such customized version;

                  (D) on the date hereof, provide all source code and documentation related to Super SOES order entry to enable E*TRADE to implement Super SOES order entry when its back end is ready; and

                  (E) to the extent required by E*TRADE, provide those services necessary to operate the E*TRADE Pro platform (or UltimateTrader platform, as appropriate) using competent and qualified personnel, including the data feeds and related hardware and software.

         (2) Until the Transition is completed, Watley shall continue to provide the services and access to intellectual property and data feeds currently provided by Watley to E*TRADE and its customers and otherwise as necessary to allow E*TRADE to continue to operate its E*TRADE Pro platform based on the Software ("TRANSITION SUPPORT"). Transition Support shall include providing the levels of availability set forth in
         Schedule 3. The Transition shall be completed and no further Transition Support shall be required only when:

                  (A) E*TRADE is able to operate the customized version of the UltimateTrader platform (including the data feeds and ticker plant) at the same level of functionality and performance as currently provided by Watley in an E*TRADE or an E*TRADE authorized third party data center (such as the AT&T Co-Location center) without assistance from Watley or dependence on third-party data feeds to Watley; and

                  (B) all of the special features unique to E*TRADE's current production version of the E*TRADE Pro platform are fully integrated into the current Watley production version of the UltimateTrader platform such that the E*TRADE specific features run as well as on the current E*TRADE production version, and the Watley-specific features run as well as on the current Watley production version;

         provided that:

                  (C) E*TRADE shall have 21 business days from the date of delivery of the source code (as part of a complete CD-ROM package or via FTP over a web site) for the current version of the E*TRADE Pro platform to compile such source code to determine if the resulting object code is equivalent to the version of object code currently used by E*TRADE; and

                  (D) E*TRADE shall have 21 business days from the date of delivery of the source code (as part of a complete CD-ROM package or via FTP over a web site) for the customized version of the UltimateTrader platform to perform acceptance tests in accordance with the criteria set forth in subsections (A) and
                  (B) above.

                                                               EXECUTION DRAFT

         In each case in subsections (C) and (D) above, unless E*TRADE informs Watley within such 21 business day period that such source code is not acceptable, such source code will be deemed accepted.

         (3) For a period of at least six (6) months and until the Transition is complete; provided that such period shall not exceed twelve (12) months, E*TRADE shall pay $100,000 per month as follows:

                           (i) E*TRADE shall pay Watley's UltimateTrader
                  platform data feed vendors directly on behalf of Watley upon presentation of invoices by Watley; then

                           (ii) E*TRADE shall apply any remaining funds to cover
                  E*TRADE's costs of implementing Co-Location (as defined below); then

                           (iii) E*TRADE shall pay any remaining funds to Watley
                  to be applied by Watley first to paying for costs associated with Watley's technology infrastructure (e.g., servers, networks, etc.), maintenance, and technical facilities (either owned or leased) to ensure the delivery of the data feeds and redundancy necessary to support E*TRADE production trading, and second to paying the salaries of employees required to support E*TRADE production trading.

         (4) Watley represents and warrants that the following activities are all of the principal tasks required to co-locate the communications and routing equipment necessary to support E*TRADE in the manner in which Watley has supported E*TRADE to date ("CO-LOCATION"):

                  (A) Re-terminating the following circuits inside of the AT&T
                      Co-Location space in Allen, TX.

                           (i) NASDAQ T1 circuit from Worldcom (carries Level I,
                  Level II, and NTDS feeds)
                           (ii) SIAC T3 circuit from AT&T (carries CQS and CTS
                  feeds)
                           (iii) E*Trade T1 circuit.

                  (B) Connecting the above-listed circuits to a router in the
                      Co-Location space.

                  (C) Installing a Sun departmental machine with 4 CPUs (as well as a back-machine, which also runs the processes that provides the needed market data for the market feed servers located at E*Trade's site) to run the ticker plant and distribution processes in the facility.

         (5) The data feeds required to support the UltimateTrader platform are CQS and CTS (both from Siac), Level 1, Level 2 and NTDS (all from NASDAQ), the Island ECN book and the Arca ECN book. E*TRADE shall apply for such data feeds within 14 days of the date hereof and use reasonable best efforts to get them up and running as soon as reasonably possible.

         (6)  The parties agree that:

                  (A) in order to assist in the Transition, E*TRADE will send one senior Java developer with Swing experience, one senior Java developer with Oracle or Times Ten database experience, server experience and some C++ experience, and one senior developer with real time multi-tasking C++ experience, to work with Watley developers during the Transition; and

                  (B) because the services of personnel with in-depth knowledge of the operation of the UltimateTrader platform and the E*Trade Pro platform are essential to competing the Transition, Watley will make available the services of each of Leon Ferguson, Eric Lesatz, Jim Mathieu, Barry Kaplan, Chad Hooker, Ashok Kumar and Dale Jensen (along with other necessary Watley employees) to assist in the Transition and as required by E*TRADE.

                  (C) because the services of personnel with in-depth knowledge of the operation of the E*Trade Pro platform are essential to completing the Transition, E*TRADE will make available the

                                                               EXECUTION DRAFT

                  services of its personnel with the greatest familiarity with the E*Trade Pro platform (along with other necessary E*TRADE employees) to assist in the Transition.

         (7) Until the Transition is completed, E*TRADE may have an E*TRADE employee present on the Watley premises, and such employee shall be given access to management and all such information or documents as he or she shall reasonably request, to monitor the progress of the Transition and the compliance by Watley with the terms of this Amendment.

         (8) As part of the Transition, Watley will modify its ticker plant to allow the use of E*TRADE's existing Bridge data feed to E*TRADE's data room for providing index quotes and as a back-up for market feeds.

         (e) Watley and E*TRADE agree that E*TRADE shall be entitled to all of the benefits of 11 U.S.C. Section 365(n) in connection with this license.

Section 14 is deleted and replaced by:

         E*TRADE shall have the right to solicit all of Watley's employees; provided that E*TRADE may not solicit Leon Ferguson, Eric Lesatz, Barry Kaplan, Louis Van Houten or Steve Bate during their employment by Watley.

Section 17 is amended to further include:

         (d) For purposes of Section 17(a), "Software" shall not include any modifications to the Software made by E*TRADE. For purposes of Section 17(b), "Software" shall include any modifications to the Software made by E*TRADE.

Section 18 (m) is deleted and replaced with:

         The provisions of Sections 11, 14, 16, 17 and 18 shall survive termination or expiration of this Agreement.

Schedule 3 (Preferred Escrow Agreement) is deleted and replaced by:

         A.       Infrastructure Services Availability.
                  ------------------------------------

         Watley will provide the following level of availability for the market data feeds, connectivity and Watley technology infrastructure necessary to support delivery of market data to E*TRADE (the "WATLEY PLATFORM"):

         1. Watley Platform Availability. During Market Hours (as defined below), Watley will provide 99.0% average Watley Platform availability in any given month and 99.0% average Watley Platform availability in any given calendar quarter (not including Scheduled Watley Platform Maintenance). "Watley Platform availability" will not be affected by failures of E*TRADE developed applications or E*TRADE's systems, or any other failures beyond the reasonable control of Watley. The Watley Platform is considered unavailable if a Severity 1 Problem or a Severity 2 Problem occurs.

         2. Definition of Market Hours. "Market Hours" shall mean 8:00 am to 8:00 pm ET on days on which the NASD considers normal operating days. In the event that those hours of operation are expanded beyond normal "Market Hours," the parties shall meet in good faith to discuss whether to make any appropriate modifications.

         3. Notification of Scheduled Watley Platform Downtime. Watley will notify E*TRADE of scheduled platform changes a minimum of seventy-two
         (72) hours in advance.

         B.       Response and Resolution Times.
                  -----------------------------
         1.  Definitions.

                                                                EXECUTION DRAFT

                           * A "Response" is an acknowledgement of a trouble ticket delivered by E*TRADE to Watley (a "Trouble Ticket") or a response initiated by Watley to E*TRADE in those cases where Watley discovers the problem without contact from E*TRADE. Watley will proactively escalate problems that are unresolved in accordance with the intervals of time listed in the escalation chart. To determine compliance with the Response intervals, a Response shall be deemed to be provided to E*TRADE when: (1) in response to a Trouble Ticket, E*TRADE has received a communication (phone or email or page) from Watley acknowledging the problem; or (2) Watley notifies E*TRADE through phone or email or page contact of such problem, if such problem was discovered by Watley or one of its other partners.
                           * "Resolution" is reached when one or more of the following actions have occurred: (1) corrective actions by Watley has resumed service; (2) further use of the application during the resolution period does not reproduce the problem (in this case, the problem is considered closed, but can be reopened should the same problem occur at a later date); (3) the suspected problem is determined by Watley, in its reasonable discretion and evidenced through records, to be known code restriction, caused by the applications or the facilities, equipment, and personnel of E*TRADE other than Watley, its agents, subcontractors or any third party service provider of Watley (in which case, it will no longer be classified as a problem); or (4) Watley and E*TRADE mutually agree that the problem is either resolved or not considered severe.
                           * A "problem" is a failure of the
         Infrastructure Services as described below.
                           * A "Severity 1 Problem" is a problem that causes a complete outage of the market data services provided by Watley. For example, E*TRADE is unable to retrieve market data at E*Trade's site. This would be an indication of an outage. This example must occur multiple times and be reproducible by Watley employees
                           * A "Severity 2 Problem" is a problem that causes a significant failure or degradation in performance of market data services provided by Watley. Examples: (1) delivery of market data which is delayed more than one second (1 sec) or (2) Watley code modules fail to return the correct result. These examples must have occurred multiple times and be reproducible by Watley employees.
                           * A "Severity 3 Problem" is a problem that that causes a minor portion of an application to run in degraded mode or not work as expected but has only minimal impact upon the use of the application. This problem must have occurred multiple times and be reproducible by Watley employees.

         2.  Response and Resolution Times.

                  Severity 1 Problem:
                           Response:        within fifteen (15) minutes
                           Resolution:      within four (4) hours

                  Severity 2 Problem:
                           Response:        within thirty (30) minutes
                           Resolution:      within twenty-four (24) hours

                  Severity 3 Problem:
                           Response:        within one (1) business day
                           Resolution:      within five (5) business days

         Although Watley is under no obligation to resolve non-reproducible errors, Watley will respond to any such error in the time-frame set forth above and will use commercially reasonable efforts in collaborating with E*TRADE to resolve such non-reproducible error.

         3. Escalation Procedures: If Watley does not respond to requests for service from E*TRADE within the time frames described above, E*TRADE may contact Watley escalation contacts below.

         Escalation Level         Severity 1       Severity 2        Severity 3
         Support Engineer         15 minutes       1 hour            24 hours
         Manager                  2 hours          4 hours           48 hours

                                                                EXECUTION DRAFT

         Vice President           8 hours          24 hours          96 hours

         Severity 1 Update Frequency:       Every 30 minutes or as otherwise
         agreed to by the parties.

         Severity 2 Update Frequency:       Every hour during business hours or
         as otherwise agreed to by the parties.

         Severity 3 Update Frequency:       Every business day or as otherwise
         agreed to by the parties.

         4. Customer Assistance: E*TRADE employees or E*TRADE authorized independent contractors with sufficient knowledge of the problem must be available during the Resolution interval to explain and/or describe the problem if the Watley staff deems it necessary. Timely resolution of the problem may require E*TRADE to provide web access logs, application error logs etc.


                                            E*TRADE GROUP, INC.



                                            By:  /s/ Jarret Lillien
                                                ___________________

                                            Name:  Jarret Lillien
                                                   _________________

                                            Date:  April 8, 2002
                                                   __________________





                                            A.B. WATLEY GROUP INC.



                                            By:  /s/ Leon J. Ferguson
                                                 ___________________

                                            Name:  Leon J. Ferguson
                                                   _________________

                                            Date:  April 4, 2002
                                                   __________________